Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is entered into as of June 11, 2014 by and among CS INTERMEDIATE HOLDCO 1 LLC, a Delaware limited liability company (“Holdings”), CS INTERMEDIATE HOLDCO 2 LLC, a Delaware limited liability company (“Intermediate Holdings”), COOPER-STANDARD AUTOMOTIVE INC., an Ohio corporation (the “U.S. Borrower”), COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, an Ontario corporation (the “Canadian Borrower”), COOPER-STANDARD AUTOMOTIVE INTERNATIONAL HOLDINGS B.V., a corporation under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) (the “European Borrower” and together with the U.S. Borrower and the Canadian Borrower, the “Borrowers”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., individually and as agent (the “Agent”), and the other financial institutions signatory hereto.
RECITALS
A.    Holdings, Intermediate Holdings, the Borrowers, the other Loan Parties, the Agent and the Lenders are party to that certain Second Amended and Restated Loan Agreement dated as of April 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement.
B.    Holdings, Intermediate Holdings, the Borrowers, the undersigned Loan Parties, the Agent and the undersigned Lenders wish to amend the Loan Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendments to Loan Agreement. Upon the “Effective Date” (as defined below), the Loan Agreement shall be amended as follows:

(a)The defined term “Canadian Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:
“Canadian Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the Maximum Canadian Facility Amount minus (x) the Canadian Priority Payables Reserve minus (y) the Wage Earner Protection Act Reserve minus (z) the Canadian LC Reserve; and (b) (1) the sum of (x) 85% of the Value of Eligible Accounts of the Canadian Domiciled Loan Parties; plus (y) the lesser of (i) 70% of the Value of Eligible Inventory of the Canadian Domiciled Loan Parties; and (ii) 85% of the NOLV Percentage of the Value of Eligible Inventory of the Canadian Domiciled Loan Parties; plus (z) 75% of the Value of Eligible Tooling Accounts of

CHI:2826191.8

the Canadian Domiciled Loan Parties minus (2) the Canadian Availability Reserve. Notwithstanding the foregoing, in no event may the maximum amount of availability under the Canadian Borrowing Base and the U.S./European Borrowing Base resulting from the inclusion of Eligible Tooling Accounts exceed $30,000,000 in the aggregate.”
(b)The defined term “Canadian Availability Reserve” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

Canadian Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve with respect to the Canadian Domiciled Loan Parties’ Inventory; (b) the Canadian Rent and Charges Reserve; (c) the Canadian LC Reserve; (d) the Canadian Bank Product Reserve; (e) the aggregate amount of liabilities secured by Liens upon any Canadian Facility Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (f) the Canadian Priority Payables Reserve; (g) the Wage Earner Protection Act Reserve; (h) the Canadian Designated Foreign Guaranty Reserve; (i) the Canadian Tooling Vendor Reserve and (j) such additional reserves (including, without limitation, dilution reserves), in such amounts and with respect to such matters, as Agent in its Permitted Discretion may establish.

(c)The defined term “Cash Dominion Trigger Period” in Section 1.1 of the Loan Agreement is hereby amended by (i) replacing “$15,000,000” where it appears in such definition with “$18,000,000” and (ii) replacing “$18,750,000” where it appears in such definition with “$22,500,000.”

(d)The defined term “Commitment” in Section 1.1 of the Loan Agreement is hereby amended by replacing “$150,000,000” where it appears in such definition with “$180,000,000.”

(e)Clause (b)(i) of the defined term “EBITDA” in Section 1.1 of the Loan Agreement is hereby amended by replacing “10%” where it appears in such definition with “20%.”

(f)Clause (r) of the defined term “Eligible Account” in Section 1.1 of the Loan Agreement is hereby amended by inserting at the conclusion of such clause therein the following text to read as follows:

“(other than Eligible Tooling Accounts)”

(g)The defined term “Financial Covenant Trigger Period” in Section 1.1 of the Loan Agreement is hereby amended by replacing “$15,000,000” where it appears in such definition with “$18,000,000.”

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(h)The defined term “Maximum Canadian Facility Amount” in Section 1.1 of the Loan Agreement is hereby amended by replacing “$20,000,000” where it appears in such definition with “$30,000,000.”

(i)The defined term “Maximum European Subline Amount” in Section 1.1 of the Loan Agreement is hereby amended by replacing “$50,000,000” where it appears in such definition with “$60,000,000.”

(j)The defined term “Maximum Facility Amount” in Section 1.1 of the Loan Agreement is hereby amended by replacing “$150,000,000” where it appears in such definition with “$180,000,000.”

(k)The defined term “Maximum U.S./European Facility Amount” in Section 1.1 of the Loan Agreement is hereby amended by replacing “$130,000,000” where it appears in such definition with “$150,000,000.”

(l)The defined term “Specified Transaction Conditions” in Section 1.1 of the Loan Agreement is hereby amended by (i) replacing “$22,500,000” where it appears in such definition with “$27,000,000” and (ii) replacing “$30,000,000” where it appears in such definition with “$36,000,000.”

(m)The defined term “U.S. Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

U.S. Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the Maximum U.S./European Facility Amount minus (x) the Canadian Overadvance Loan Balance, if any, outstanding on such date minus (y) the U.S./European LC Reserve minus (z) the European Revolver Exposure (calculated without duplication of any amounts reserved under the U.S./European LC Reserve) on such date of determination; and (b) (1) the sum of (x) 85% of the Value of Eligible Accounts of the U.S. Borrower; plus (y) the lesser of (i) 70% of the Value of Eligible Inventory of the U.S. Borrower; and (ii) 85% of the NOLV Percentage of the Value of Eligible Inventory of the U.S. Borrower ; plus (z) 75% of the Value of Eligible Tooling Accounts of the U.S. Borrower, minus (2) the U.S./European Availability Reserve. Notwithstanding the foregoing, in no event may the maximum amount of availability under the U.S. Borrowing Base and the Canadian Borrowing Base resulting from the inclusion of Eligible Tooling Accounts exceed $30,000,000 in the aggregate.

(n)The defined term “U.S./European Availability Reserve” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

U.S./European Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve with respect to the U.S. Borrower’s Inventory; (b) the U.S./European Rent and Charges Reserve; (c) the U.S./European LC Reserve; (d) the

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U.S. Bank Product Reserve; (e) the aggregate amount of liabilities secured by Liens upon the U.S./European Facility Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (f) the Canadian Overadvance Loan Balance, if any, outstanding on such date; (g) the U.S. Designated Foreign Guaranty Reserve; (h) the European Bank Product Reserve; (i) the U.S./European Tooling Vendor Reserve and (j) such additional reserves (including, without limitation, dilution reserves), in such amounts and with respect to such matters, as Agent in its Permitted Discretion may establish.

(o)The defined term “U.S. Issuing Bank” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

U.S. Issuing Bank: (a) Bank of America or an Affiliate of Bank of America, as an issuer of Letters of Credit under this Agreement and (b) Deutsche Bank AG, New York Branch or an Affiliate of Deutsche Bank AG, New York Branch, as an issuer of Letters of Credit under this Agreement. With respect to any Letter of Credit, “U.S. Issuing Bank” shall mean the issuer thereof.

(p)Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:
Amendment No. 1: Amendment No. 1 to Second Amended and Restated Loan Agreement, dated as of June __, 2014 among Holdings, Intermediate Holdings, the Borrowers, the other Loan Parties, Agent and the Lenders party thereto.
Amendment No. 1 Effective Date: the date that the Amendment No. 1 is effective, in accordance with its terms.
Canadian Tooling Vendor Reserve: the aggregate amount of reserves, as established by Agent from time to time in its Permitted Discretion to reflect the reasonably anticipated liabilities in respect of the then outstanding amounts owing to all tooling vendors with respect to the tooling giving rise to Eligible Tooling Accounts of the Canadian Domiciled Loan Parties.
Eligible Tooling Account: as determined separately for (x) the Canadian Borrower and (y) the U.S. Borrower, an Account that (a) would qualify as an Eligible Account but for the fact that it arose from the sale of tooling; (b) that has been billed for fully completed tooling in accordance with the underlying purchase order for the tooling and consistent with the applicable Borrower’s customary billing practices; (c) that all tooling related to those Accounts has met all Production Part Approval Process requirements and all other required approvals, in each case in all material respects; (d) that there are no conditions to payment of the Accounts; and (e) that there are no Liens on any of the tooling to which the Accounts relate (other than (x) in Agent’s favor and (y) second priority Liens in Fixed Asset Facility Collateral Agent’s favor or other Permitted Collateral Liens).

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Production Part Approval Process: all customer engineering design record and specification requirements that have been agreed between the applicable Borrower and customer related to the subject tooling design and/or manufacture.
U.S./European Tooling Vendor Reserve: the aggregate amount of reserves, as established by Agent from time to time in its Permitted Discretion to reflect the reasonably anticipated liabilities in respect of the then outstanding amounts owing to all tooling vendors with respect to the tooling giving rise to Eligible Tooling Accounts of the U.S./European Facility Loan Parties.
(q)Clause (c) of Section 2.1.4 of the Loan Agreement is hereby amended and restated to read as follows:
“(c)    Provided no Default or Event of Default then exists or would result therefrom after the Amendment No. 1 Effective Date, upon notice to Agent (which shall promptly notify all Applicable Lenders), the Loan Party Agent may from time to time, request an increase in the U.S./European Revolver Commitments or the Canadian Revolver Commitments, as applicable, by an amount not exceeding $75,000,000 in the aggregate (resulting in maximum total Facility Commitments of $255,000,000) during the term of this Agreement; provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000 and (ii) the Loan Party Agent may make a maximum of two (2) such requests in the aggregate (resulting in a maximum of two (2) total increases) during the term of this Agreement. At the time of sending such notice, a requesting Borrower (in consultation with Agent) shall specify the time period within which the Applicable Lenders are requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to such Lenders (or such lesser period as is acceptable to such Lenders)).”
(r)Schedule 1.1(a) to the Loan Agreement is each hereby deleted in its entirety and replaced with Schedule 1.1(a) attached hereto.
2.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that:
(a)    the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in law or equity;
(b)    the representations and warranties of each Loan Party in the Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the date hereof, (except

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for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of such earlier date); and
(c)    immediately prior to or after giving effect to this Amendment, no Default or Event of Default exists.
3.    Effective Date. This Amendment shall become effective upon the date (the “Effective Date”) each of the following conditions have been satisfied:
(a)     the execution and delivery hereof by the undersigned Loan Parties, the Agent and all the Lenders);
(b)    the Loan Party Agent shall deliver to Agent a certificate of each Loan Party dated as of the Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party this Amendment, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to this Amendment, (A) the representations and warranties contained in Section 9 of the Loan Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the Effective Date (except for representations and warranties that expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of such earlier date) and (B) no Default exists.
(c)    Notes shall have been executed by each Borrower and delivered to each Applicable Lender that requests issuance of a Note;
(d)     the Loan Parties shall have paid to the Agent all outstanding fees, invoiced costs and invoiced expenses (including, but not limited to, the fees, disbursements and other charges of counsel to the Agent) payable to the Agent and the Lenders pursuant to Section 10.04 of the Credit Agreement; and
(e)    such other opinions, documents or materials as Agent, or any Lender may reasonably request.
4.    Reaffirmation. Each of the undersigned Loan Parties hereby (a) unconditionally consents to the terms of this Amendment and fully ratifies and affirms its respective obligations under the Loan Agreement and the other Loan Documents, taking into account this Amendment and (b) acknowledges and agrees that the execution, delivery and performance of this Amendment and the other documents on the date hereof shall not impair the validity, effectiveness or priority of the Liens granting pursuant to the Security Documents on the Original Closing Date, the Restatement Date or the Second Restatement Date, and such Liens are ratified and reaffirmed and shall continue unimpaired with the same priority to serve the applicable Obligations.

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5.    Reference to and Effect Upon the Loan Agreement.
(a)    Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.
(c)    This Amendment shall constitute a Loan Document for purposes of the Loan Agreement and the other Loan Documents.
6.    Costs and Expenses.    Each Borrower hereby affirms its obligation under Section 3.4 of the Loan Agreement to reimburse the Agent for all reasonable out-of-pocket expenses incurred by the Agent in connection with the negotiation and preparation of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Agent with respect thereto.
7.    Governing Law. This Amendment shall be governed by the laws of the State of New York, including New York General Obligations Law sections 5-1401 and 5-1402.
8.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
9.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment or any document executed in connection therewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
10.    Notice. This Amendment shall constitute the notice of request for increased commitments specified in Section 2.1.4(c) of the Loan Agreement, and the ten (10) Business Day time period specified therein is waived.
[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

CS INTERMEDIATE HOLDCO 1 LLC, as a U.S./European Facility Guarantor and a Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: President
CS INTERMEDIATE HOLDCO 2 LLC, as a U.S./European Facility Guarantor and a Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: President

COOPER-STANDARD AUTOMOTIVE INC., as the U.S. Borrower, a U.S./European Facility Guarantor and a Canadian Facility Guarantor
By:   /s/ Allen J. Campbell
Name: Allen J. Campbell
Title: Executive Vice President & Chief Financial Officer

COOPER-STANDARD AUTOMOTIVE CANADA LIMITED, as the Canadian Borrower and a Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

COOPER-STANDARD AUTOMOTIVE INTERNATIONAL HOLDINGS B.V., as the European Borrower By: /s/ Robert C. Johnson Name: Robert C. Johnson Title: Director

By: /s/ Maarten D. G. Van Den Berg Name: Maarten D. G. Van Den Berg Title: Director

COOPER-STANDARD AUTOMOTIVE NC L.L.C., as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President

COOPER-STANDARD AUTOMOTIVE OH, LLC, as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title:

COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS MEXICO HOLDING LLC, as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

CSA SERVICES INC., as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: President

NISCO HOLDING COMPANY, as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President

NORTH AMERICAN RUBBER, INCORPORATED, as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President

STANTECH, INC., as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

COOPER-STANDARD ROCKFORD INC., as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President
STERLING INVESTMENTS COMPANY, as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: CEO & President

WESTBORN SERVICE CENTER, INC., as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President

COOPER-STANDARD AUTOMOTIVE FHS INC., as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: Vice President
JYCO INDUSTRIES, LLC, as a U.S./European Facility Guarantor and Canadian Facility Guarantor By: /s/ Allen J. Campbell Name: Allen J. Campbell Title: President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and a U.S. Lender By: /s/ Thomas H. Herron Name: Thomas H. Herron Title: Senior Vice President
BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender By: /s/ Medina Sales De Andrade Name: Medina Sales De Andrade Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a U.S. Lender and a Canadian Lender By: /s/ Lisa Wong Name: Lisa Wong Title: Vice President By: /s/ Kirk L. Tashjian Name: Kirk L. Tashijian Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

UBS AG, STAMFORD BRANCH, as a U.S. Lender By: /s/Lana Gifas Name: Lana Gifas Title: Director By: /s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director
UBS AG CANADA BRANCH, as a Canadian Lender By: /s/ Lana Gifas Name: Lana Gifas Title: Director By: /s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

BARCLAYS BANK PLC, as a U.S. Lender and a Canadian Lender By: /s/ Marguerite Sutton Name: Marguerite Sutton Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

JPMORGAN CHASE BANK, N.A., as a U.S. Lender By: /s/Gene Riego de Dios Name: Gene Riego de Dios Title: Vice President
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH as a Canadian Lender By: /s/ Gene Riego de Dios Name: Gene Riego de Dios Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Loan Agreement]

Schedule 1.1(a)

Commitment of Lenders

Lender	U.S./European Revolver Commitment	Canadian Revolver Commitment	Total Commitment
Bank of America, N.A.	$54,166,666.67	$0	$54,166,666.67
Bank of America, N.A. (acting through its Canada branch)	$0	$10,833,333.33	$10,833,333.33
Deutsche Bank AG, New York Branch	$43,750,000.00	$8,750,000.00	$52,500,000.00
JPMorgan Chase, N.A.	$25,000,000.00	$0	$25,000,000.00
JP Morgan Chase, N.A., Toronto Branch	$0	$5,000,000.00	$5,000,000.00
Barclays Bank PLC	$18,750,000.00	$3,750,000.00	$22,500,000.00
UBS AG, Stamford Branch	$8,333,333.33	$0	$8,333,333.33
UBS AG Canada Branch	$0	$1,666,666.67	$1,666,666.67
TOTAL	$150,000,000	$30,000,000	$180,000,000